UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2018

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180

Orlando, Florida 32835

(Address of principal executive offices, including zip code)

(407) 722-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Hilton Grand Vacations Inc. (the “Company” or “our”) approved two amendments to the 2018 forms of Performance and Service Based Restricted Stock Unit Agreement (each the “Agreement,” and collectively, the “Agreements”) for our eligible executive officers, including our principal executive officer, principal financial officer and other named executive officers (these officers are collectively referred to in this Form 8-K as the “named executive officers”). As previously reported by the Company, the Compensation Committee had approved performance and service based restricted stock units (“Performance RSUs”) and related Agreements for our named executive officers in March and May 2018.

The amendments provide that: (i) in the event a named executive officer terminates his or her employment with the Company due to a qualifying retirement, then the full number of Performance RSUs will remain eligible to vest at the end of the applicable performance period, with the actual number of Performance RSUs to be calculated based on actual performance, provided that no restrictive covenant violation has occurred; and (ii) in the event of a change in control of the Company, and the Performance RSUs are not assumed, substituted or continued following such change in control, then the full number of Performance RSUs will become fully vested as of the change in control, with the actual number of Performance RSUs to be calculated at the target level. The performance period, performance goals and all other terms with respect to the Performance RSUs remain unchanged.

The foregoing description of the amendments is a summary and is qualified in its entirety by reference to the form of the Amended and Restated Performance and Service Based Restricted Stock Unit Agreement (for use for all named executive officers other than Mr. Mark Wang) and the form of Amended and Restated Performance and Service Based Restricted Stock Unit Agreement (for Mr. Mark Wang), filed herewith as Exhibits 10.1 and 10.2, respectively, and the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	Form of Amended and Restated Performance and Service Based Restricted Stock Unit Agreement (for use for all named executive officers other than Mr. Mark Wang).

Exhibit 10.2	Form of Amended and Restated Performance and Service Based Restricted Stock Unit Agreement (for Mr. Mark Wang).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, Chief Legal Officer, Chief Development Officer and Secretary

Date: August 9, 2018